SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Sections 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: January 28, 2005
                        (Date of Earliest Event Reported)


        YTB International, Inc. (formerly REZconnect Technologies, Inc.)
             (Exact name of Registrant as specified in its charter)

                                     0-18412

Delaware                             0-18412                     11-2602120
(State or other                    (Commission                  (IRS Employer
Jurisdiction of                     File Number)                 Identification
Incorporation)                                                          Number)


560 Sylvan Avenue, Englewood Cliffs, New Jersey                        07632
-----------------------------------------------                        -----
(Address of  Principal Executive Offices)                          (Zip Code)


                                 (201) 567-8500
                                 --------------


             (Registrant's Telephone Number Including Area Code)


                          REZconnect Technologies, Inc.
                          ----------------------------
          (Former name or former address if changed since last report)

ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT


On January 26, 2005, YTB International, Inc., formerly REZconnnect Technologies, Inc. ("Registrant" or the "Company") authorized the sale to Laurus Master Fund, Ltd. ("Laurus") of a Secured Convertible Term Note in the principal amount of two million dollars ($2,000,000), which is convertible into the Registrant's common stock at an initial fixed conversion price of $0.80 per share (the "Term Note"). Laurus also acquired a Common Stock Purchase Warrant for the purchase of up to 800,000 shares of Common Stock, exercisable until January 26, 2012 at a price of $1.25 per share on the first 400,000 shares and $1.58 on the 400,000 share balance (the "Warrant"). The Term Note matures on January 26, 2008 and is secured by a first priority lien on all collateral of the Registrant and its wholly-owned subsidiaries, including inventory, accounts receivable, raw materials and all of its ownership interests in REZconnect Technologies, Inc., YourTravelBiz.com, Inc. and YTB Travel Network, Inc., its wholly-owned subsidiaries. The Term Note is also guaranteed by each of the Registrant's wholly-owned subsidiaries. The Term Note accrues interest at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time, plus three percent (3%), but shall in no event be less than eight percent (8%) per annum. The Registrant also granted Laurus the right, on or prior to October 26, 2005 (270 days following the closing) to issue an additional note in the aggregate principal amount of $1,000,000 on the same terms and conditions (including the same interest rate and fixed conversion price of $1.25). Finally , the Registrant has granted Laurus registration rights with respect to all shares of Common Stock underlying the Term Note and Warrant. Closing and funding occurred on January 26, 2005.


Copies of the Securities Purchase Agreement and the associated January 28, 2005 press release are being filed as exhibits to this report and are incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits
    --------

10.1:    Securities Purchase Agreement


99       PRESS RELEASE

                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     YTB International, Inc.
                                     (formerly REZconnect Technologies, Inc., a New York corporation)



                                     /s/ Michael Y. Brent
                                     -------------------------------------------
                                     Michael Y. Brent, CEO
                                     Dated: February 3, 2005


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